                          MARTIN CURRIE BUSINESS TRUST
                                    EMEA FUND



                               SEMI-ANNUAL REPORT

                                OCTOBER 31, 2000

                                   (Unaudited)

                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                        PROFILE AT OCTOBER 31, 2000 (Unaudited)

OBJECTIVE                     Capital appreciation through investment primarily
                              in equity securities of issuers located in the
                              emerging markets and developing economies in
                              Central and Eastern Europe, the Middle East and
                              Africa.

LAUNCH DATE                   June 25, 1997

FUND SIZE                     $101.7m

PERFORMANCE                   Total return from May 1, 1999 through October 31, 2000

                              -    MCBT - EMEA Fund (excluding all transaction fees)                    -20.0%
                              -    Morgan Stanley Capital International - EMEA                          -11.2%

                              Annualized total return from June 25, 1997 through October 31, 2000

                              -    MCBT - EMEA Fund (excluding all transaction fees)                     -1.7%
                              -    MCBT - EMEA Fund (including all transaction fees)                     -2.2%
                              -    Morgan Stanley Capital International - EMEA                           +0.6%


                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                        PROFILE AT OCTOBER 31, 2000 (Unaudited)


PORTFOLIO COMMENTS
                              Over the six months ended October 31, 2000, the fund fell by 20.0%.(1) The MSCI benchmark index fell by 11.2%. The underperformance was due to poor stock selection in Israel and South Africa.

                              Two stocks which we did not own - the internet security company Check Point (+76%) and generic pharmaceutical manufacturer Teva (+66%) - accounted for all of the 17.7% rise in the MSCI Israel index. Check Point's consistent ability to beat earnings forecasts protected the stock from negative sentiment towards Nasdaq. Teva benefited from a rotation of funds out of technology into pharmaceuticals and from a succession of FDA approvals. In both cases, the stocks' large index weights became self-sustaining as fund managers scrambled to reduce their tracking error relative to benchmark. At the end of October, Check Point and Teva accounted for 53% of the MSCI Israel index.

                              Index buying also propelled the largest South African IT stock, Dimension Data (10% of MSCI South Africa). Helped by its London listing and inclusion in FTSE, it rose by 31%. Our holding in the sector, Softline, lost 60% - its fall exacerbated by problems in its US subsidiary.

                              Otherwise, South Africa was a relative safe haven. Lower expectations of growth had little impact on foreign investors who are structurally underweight. Despite fears for the global economy, parts of the materials sector performed well. The favourable supply/demand balance in platinum group metals supported Anglo American Platinum. De Beers rose on hopes that it would unwind its cross shareholding in Anglo American plc.

                              Markets in emerging Europe were down between 17% (Greece) and 37% (Turkey). The most important themes were the global de-rating of telecom shares and current account concerns in Poland and Turkey.


                              OUTLOOK

                              Our positive bets are Israeli technology, Poland and Russia. Orbotech and Nice Systems are global leaders in high growth sectors trading at 18x 2001 earnings. In Poland, we believe that moderating domestic demand will allow interest rates to fall. For the first time, there are signs in Russia of onshore investment replacing capital flight.

                              We are underweight to Greece, Turkey and South Africa. We expect European investors will largely ignore the Greek market. But as interest rates fall ahead of Greece joining the euro, we expect Europeans will hold bank stocks to capture any final rally. Stubborn inflation is delaying much needed rate cuts in South Africa. We have concentrated on resource stocks where we can identify supply side discipline. We have not lost faith in Turkey's reform programme. But the short term medicine of tight fiscal and monetary policy is not good for equities.

--------------
(1) All index and share price changes are expressed in US dollars.

                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                        PROFILE AT OCTOBER 31, 2000 (Unaudited)

INVESTMENT
MANAGER PROFILE    Chris Butler joined Martin Currie in 1989. He was a fund
                   manager in the continental European and UK teams before moving to cover emerging markets in 1995. In April 1998, Chris was promoted to head the Emerging Europe, Middle East and Africa team. He is an adviser to the Egypt Fund, managed by EFG-Hermes and a member of the Institute of Investment
                   Management and Research. Dariusz Sliwinski assists Chris in managing the fund. He worked in a number of different industries before becoming an investment manager with Bank
                   Gospodarczy Investment Fund Ltd in Poland in 1994. He moved to Warsaw-based Consortium Raiffeisen Atkins in 1995 as a senior investment manager. Dariusz joined Martin Currie's emerging markets team in 1997.

                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                        PROFILE AT OCTOBER 31, 2000 (Unaudited)

[PIE CHART OMITTED, GRAPHIC REPRESENTATION FOLLOWS:]

ASSET ALLOCATION
(% of net assets)

// EUROPE        - 43%
// AFRICA        - 23%
// MIDDLE EAST   - 28%
// NORTH AMERICA -  1%
// ST INVESTMENT -  5%

TOP TEN HOLDINGS
BY REGION/COUNTRY                                      % of net assets
AFRICA

DE BEERS                                (South Africa)    4.1
Anglo American Platinum                 (South Africa)    3.2
Sasol                                   (South Africa)    3.0

EUROPE

Surgutneftegaz, ADR                      (Russia)         4.2
OAO LUKoil Holding, ADR                  (Russia)         3.9
Turkiye Garanti Bankasi AS               (Turkey)         3.6
Vestel Elektronik Sanayi ve Ticaret AS   (Turkey)         3.0

MIDDLE EAST

Near East Opportunities Fund       (Investment Company)   7.7
Orbotech                                 (Israel)         5.6
NICE-Systems, ADR                        (Israel)         3.4


                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                                        SCHEDULE OF INVESTMENTS
                                                   OCTOBER 31, 2000 (Unaudited)


                                                   SHARES                 VALUE
                                                ----------       --------------

COMMON STOCKS - 95.0%
AFRICA - 22.8%
     KENYA - 0.1%
       KENYA COMMERCIAL BANK #                    250,739        $       85,318
                                                                 --------------
         TOTAL KENYA - (COST $289,077)                                   85,318
                                                                 --------------

     SOUTH AFRICA - 22.7%
       ANGLO AMERICAN PLATINUM                    84,108              3,281,254
       BARLOWORLD #                              520,000              2,716,321
       BOE                                     3,737,000              1,902,674
       COMPAREX HOLDING                          610,000                777,656
       DE BEERS                                  152,000              4,181,070
       MGX HOLDINGS* #                           525,000                881,746
       PROFURN                                 2,400,000              1,174,339
       SANLAM                                  1,749,500              1,816,202
       SAPPI                                     240,000              1,644,075
       SASOL                                     392,000              3,001,547
       SOFTLINE* #                             4,200,000              1,744,052
                                                                 --------------
         TOTAL SOUTH AFRICA - (COST $31,553,594)                     23,120,936
                                                                 --------------

TOTAL AFRICA - (COST  $31,842,671)                                   23,206,254
                                                                 --------------
EUROPE - 42.8%
     CROATIA - 1.1%
       PLIVA D.D., GDR                          102,500               1,081,375
                                                                 --------------
         TOTAL CROATIA - (COST $1,609,063)                            1,081,375
                                                                 --------------
     CZECH REPUBLIC - 1.8
       CESKE RADIOKOMUNIKACE*                    47,860               1,800,732
                                                                 --------------

         TOTAL CZECH REPUBLIC - (COST $1,638,258)                     1,800,732
                                                                 --------------
     GREECE - 10.3%
       ALPHA BANK                                70,240               2,596,086
       BERENBERG HELLAS OLYMPIA FUND              4,177                 357,261
       COMMERCIAL BANK OF GREECE                 45,000               2,012,382
       NATIONAL BANK OF GREECE                   64,980               2,469,876
       PANAFON HELLENIC TELECOM                 180,000               1,495,652
       STET HELLAS TELECOMMUNICATIONS, ADR *    107,000               1,551,500
                                                                 --------------
         TOTAL GREECE - (COST $12,484,462)                           10,482,757
                                                                 --------------
     HUNGARY - 1.5%
       MATAV RT., ADR                            67,600               1,588,600
                                                                 --------------
         TOTAL HUNGARY - (COST $1,892,813)                            1,588,600
                                                                 --------------


See notes to financial statements.     5

                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                                        SCHEDULE OF INVESTMENTS
                                                   OCTOBER 31, 2000 (Unaudited)

                                                   SHARES                 VALUE
                                                ----------       --------------
     POLAND - 4.4%
       DEBICA                                      110,000       $      840,418
       NETIA HOLDINGS, ADR*                         31,800              572,400
       POLSKI KONCERN NAFTOWY ORLEN, GDR, 144A     295,000            2,286,250
       POWSZECHNY BANK KREDYTOWY, GDR, 144A         43,000              757,875
                                                                 --------------
         TOTAL POLAND - (COST $5,283,286)                             4,456,943
                                                                 --------------
     RUSSIA - 11.8%
       AO MOSENERGO, ADR                           350,000            1,093,750
       MOBILE TELESYSTEMS, ADR*                     99,500            2,748,687
       OAO LUKOIL HOLDING, ADR                      73,300            3,958,200
       SURGUTNEFTEGAZ, ADR*                        321,300            4,257,225
                                                                 --------------
         TOTAL RUSSIA - (COST $11,455,304)                           12,057,862
                                                                 --------------
     TURKEY - 11.9%
       HURRIYET GAZETECILIK VE MATBAACILIK     202,838,900            2,437,092
       TURKIYE GARANTI BANKASI                 355,510,000            3,646,337
       VESTEL ELEKTRONIK SANAYI VE TICARET      14,737,000            3,023,041
       YAPI VE KREDI BANKASI                   235,719,000            2,037,762
       YAZICILAR                                17,465,000              972,432
                                                                 --------------
         TOTAL TURKEY - (COST $12,399,585)                           12,116,664
                                                                 --------------
TOTAL EUROPE - (COST  $46,762,771)                                   43,584,933
                                                                 --------------
MIDDLE EAST - 29.4%
     EGYPT - 1.3%
       AL-AHRAM BEVERAGES, GDR * #                  42,000              537,600
       EFG HERMES HOLDING, GDR, 144A #             355,455              702,023
       INTERNATIONAL FOODS* #                       14,800               39,599
                                                                 --------------
         TOTAL EGYPT - (COST $2,131,747)                              1,279,222
                                                                 --------------
     ISRAEL - 20.4%
       AUDIOCODES*                                  39,000            1,542,937
       BANK LEUMI LE-ISRAEL                        483,000              948,729
       CHECK POINT SOFTWARE TECHNOLOGIES*           12,000            1,900,500
       ECI TELECOMMUNICATIONS                       40,500              956,813
       ECTEL*                                        1,300               20,800
       IDB DEVELOPMENT                              36,743            1,275,663
       NICE-SYSTEMS, ADR *                          74,200            3,468,850
       ORBOTECH*                                   107,725            5,702,692
       RADVISION*                                   61,000            1,349,625
       TEVA PHARMACEUTICAL INDUSTRIES, ADR          33,000            1,951,125
       ZORAN*                                       32,500            1,629,063
                                                                 --------------
         TOTAL ISRAEL - (COST $19,956,884)                           20,746,797
                                                                 --------------

See notes to financial statements.     6

                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                                        SCHEDULE OF INVESTMENTS
                                                   OCTOBER 31, 2000 (Unaudited)

                                                   SHARES                 VALUE
                                                ----------       --------------
    INVESTMENT COMPANIES - 7.7%
       NEAR EAST OPPORTUNITIES FUND (A)            500,000       $    7,850,000
                                                                 --------------
         TOTAL INVESTMENT COMPANIES -
          (COST $8,767,679)                                           7,850,000
                                                                 --------------
TOTAL MIDDLE EAST - (COST  $30,856,310)                              29,876,019
                                                                 --------------
TOTAL COMMON STOCKS - (COST  $109,461,752) +                        96,667,206

                                                                 --------------



                                                 PRINCIPAL
                                                  AMOUNT
                                                ----------
SHORT TERM INVESTMENT - 5.2%
       STATE STREET BANK AND TRUST, 5.500%,
        11/01/2000 (b)                        $  5,276,000           5,276,000
                                                                 --------------
TOTAL SHORT TERM INVESTMENT -
       (COST  $5,276,000)                                             5,276,000
                                                                 --------------
TOTAL INVESTMENTS - (COST  $114,737,752) - 100.2%
                                                                    101,943,206

CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - (0.2)%          (210,124)
                                                                 --------------
NET ASSETS - 100.0%                                              $  101,733,082
                                                                 --------------
                                                                 --------------

# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
*      Non-income producing security.
144A   Securities exempt from registration under Rule 144A of the Securities
       Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie Inc., provides investment management services to the Near East Opportunities Fund. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies.
(b) The repurchase agreement, dated 10/31/2000, $5,276,000 par due 11/1/2000, is collateralized by United States Treasury Bonds, 10.375%, due 11/15/2012 with a market value of $5,387,807.
+ Percentages of long term investments are presented in the portfolio by country. Percentages of long term investments by industry are as follows:
       Banks 16.2%, Breweries 0.5%, Broadcasting 1.8%, Computer Services 4.3%, Conglomerates 4.1%, Diversified 5.7%, Drugs & Health Care 3.0%, Electric Utilities 1.1%, Electronics 10.2%, Financial Services 0.7%, Food & Beverages (less than 0.1%), Insurance 1.8%, Investment Companies 8.1%, Mining 3.2%, Newspapers 2.4%, Oil & Gas 13.3%, Paper 1.6%, Retail 1.2%, Software 1.3%, Telecommunications 13.7%, Tires & Rubber 0.8%.


ADR    American Depositary Receipts.
GDR    Global Depositary Receipts.


See notes to financial statements.     7

                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                   OCTOBER 31, 2000 (Unaudited)

ASSETS

    Investments in securities, at value (cost $109,461,752) (Note B)                                    $      96,667,206

    Investments in repurchase agreements, at value (Note B)                                                     5,276,000
                                                                                                        -----------------

       Total Investments                                                                                      101,943,206

    Foreign currency, at value (cost $1,462,475) (Note B)                                                       1,474,089

    Receivable for investments sold                                                                             1,905,527

    Dividend and interest receivable                                                                               49,797
                                                                                                        -----------------
       TOTAL ASSETS                                                                                           105,372,619
                                                                                                        -----------------
LIABILITIES

    Payable to Custodian Bank                                                                                       6,394

    Payable for investments purchased                                                                           3,183,378

    Management fee payable (Note C)                                                                               392,241

    Administration fee payable (Note C)                                                                             6,702

    Trustees fees payable (Note C)                                                                                    221

    Accrued expenses and other liabilities                                                                         50,601
                                                                                                        -----------------
       TOTAL LIABILITIES                                                                                        3,639,537
                                                                                                        -----------------
TOTAL NET ASSETS                                                                                        $     101,733,082
                                                                                                        -----------------
                                                                                                        -----------------
COMPOSITION OF NET ASSETS:

    Paid-in-capital                                                                                     $     112,459,099

    Distributions in excess of net investment income                                                           (1,010,528)

    Accumulated net realized gain on investment and foreign currency transactions                               3,068,782

    Net unrealized depreciation on investments and foreign currency translations                              (12,784,271)
                                                                                                        ------------------

TOTAL NET ASSETS                                                                                        $     101,733,082
                                                                                                        -----------------
                                                                                                        -----------------
NET ASSET VALUE PER SHARE                                                                               $            8.60
($101,733,082 / 11,825,125 shares of beneficial interest outstanding)                                   -----------------
                                                                                                        -----------------

See notes to financial statements.     8

                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                                        STATEMENT OF OPERATIONS
                                  SIX MONTHS ENDED OCTOBER 31, 2000 (Unaudited)

INVESTMENT INCOME

    Interest income                                                                                     $         178,752

    Dividend income                                                                                               607,841

    Foreign taxes withheld                                                                                        (42,287)
                                                                                                        ------------------
       TOTAL INVESTMENT INCOME                                                                                    744,306
                                                                                                        -----------------
EXPENSES

    Management fee (Note C)                                                                                       760,076

    Custodian fee                                                                                                  87,235

    Administration fee (Note C)                                                                                    43,028

    Audit fee                                                                                                      12,602

    Legal fees                                                                                                      3,025

    Transfer agent fee                                                                                              2,456

    Trustees fees (Note C)                                                                                            756

    Miscellaneous expenses                                                                                         10,779
                                                                                                        -----------------
       TOTAL EXPENSES                                                                                             919,957
                                                                                                        -----------------
NET INVESTMENT LOSS                                                                                              (175,651)
                                                                                                        ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

    Net realized loss on investments                                                                           (6,571,941)

    Net realized loss on foreign currency transactions                                                            (83,621)

    Net unrealized appreciation (depreciation) on:

       Investments                                                                                            (16,781,378)

       Foreign currency translations                                                                                7,236
                                                                                                        -----------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                     (23,429,704)
                                                                                                        ------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                                              $     (23,605,355)
                                                                                                        ------------------
                                                                                                        ------------------

See notes to financial statements.     9

                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                             STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Six Months Ended          Year
                                                                                      October 31, 2000          Ended
                                                                                      (Unaudited)          April 30, 2000
                                                                                     -----------------     --------------

NET ASSETS, beginning of period                                                       $     107,248,151   $     29,149,329
                                                                                      -----------------   ----------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

    Net investment income (loss)                                                               (175,651)            51,192

    Net realized gain (loss) on investment transactions                                      (6,571,941)        18,565,358

    Net realized loss on foreign currency transactions                                          (83,621)          (306,531)

    Net unrealized appreciation (depreciation) on:

       Investments                                                                          (16,781,378)         2,076,939

       Foreign currency translations                                                              7,236             24,040
                                                                                      -----------------   ----------------
    Net increase (decrease) in net assets from operations                                   (23,605,355)        20,410,998
                                                                                      ------------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                                                           --                 --

    In excess of net investment income                                                              --                 --

    Net realized gains                                                                              --           (522,471)
                                                                                      ------------------  ----------------
    Total distributions                                                                             --           (522,471)
                                                                                      ------------------  ----------------
CAPITAL SHARE TRANSACTIONS:

    Net proceeds from sales of shares                                                        18,532,286         63,382,001

    Reinvestment of dividends and distributions to shareholders                                     --             518,812

    Cost of shares repurchased                                                                 (442,000)        (5,690,518)
                                                                                      -----------------   ----------------
    Total increase in net assets from capital share transactions                             18,090,286         58,210,295
                                                                                      -----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS                                                        (5,515,069)        78,098,822
                                                                                      ------------------  ----------------
NET ASSETS, end of period (includes distributions in excess of net                    $     101,733,082   $    107,248,151
    investment income of ($1,010,528) and ($834,877), respectively)                   ------------------  ----------------
                                                                                      ------------------  ----------------
OTHER INFORMATION:

Capital Share transactions:

    Shares sold                                                                               1,893,056          7,089,140

    Shares issued in reinvestment of distributions to shareholders                                  --              45,831

    Less shares repurchased                                                                     (47,629)          (593,481)
                                                                                      -----------------   ----------------
    Net share transactions                                                                    1,845,427          6,541,490
                                                                                      -----------------   ----------------
                                                                                      -----------------   ----------------


See notes to financials statements.   10

                                                                 MCBT EMEA FUND

-------------------------------------------------------------------------------
                                                           FINANCIAL HIGHLIGHTS
                                         FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                      Six Months
                                                          Ended             Year                Year        June 25, 1997*
                                                    October 31, 2000       Ended               Ended           Through
                                                       (Unaudited)    April 30, 2000 (4)   April 30, 1999   April 30, 1998
                                                   -----------------  -------------------  --------------   --------------
PER SHARE OPERATING
PERFORMANCE

Net asset value, beginning of period                   $      10.750   $       8.480        $      10.850        $ 10.000
                                                       -------------   -------------        -------------        --------
Net investment income (loss)                                  (0.002)          0.006                0.119               0.041

Net realized and unrealized gain (loss) on investment
     and foreign currency transactions                        (2.148)          2.319               (2.041)              0.887
                                                       --------------  -------------        -------------  ------------------
Total from investment operations                              (2.150)          2.325               (1.922)              0.928
                                                       --------------  -------------        -------------  ------------------
Less distributions:

     Net investment income                                     0.000           0.000              (0.112)             (0.020)

     In excess of net investment income                        0.000           0.000              (0.046)              0.000

     Net realized gains                                        0.000          (0.055)             (0.371)             (0.175)
                                                       -------------   --------------      -------------    -----------------
Total distributions                                            0.000          (0.055)             (0.529)             (0.195)
                                                       -------------   -------------       -------------    -----------------
Paid-in-capital from subscription and
     redemption fees (Note B)                                  0.000           0.000               0.081               0.117
                                                       -------------   -------------       -------------  ------------------
Net asset value, end of period                         $       8.600   $      10.750       $       8.480  $           10.850
                                                       -------------   -------------       -------------  ------------------
                                                       -------------   -------------       -------------  ------------------
TOTAL INVESTMENT RETURN (1) (2)                              (20.00)%         27.44%             (16.20)%             10.71%
                                                       -------------   -------------       -------------  ------------------
                                                       -------------   -------------       -------------  ------------------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period                              $101,733,082      $107,248,151      $ 29,149,329        $ 78,938,181

Operating expenses, net, to
 average net assets (Note C)                                   1.70%(3)          1.79%             2.13%               1.93%(3)

Operating expenses, gross, to
  average net assets (Note C)                                  1.70%(3)          1.79%             2.13%               1.93%(3)

Net investment income (loss) to average net assets           (0.33)%(3)          0.06%             0.95%               0.84%(3)

Portfolio turnover rate (2)                                      49%              109%              117%                 81%

-------------------------------------------------------------------------------
* Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2)  Periods less than one year are not annualized.
(3)  Annualized.
(4) The per share amounts were computed using an average number of shares outstanding during the year.

See notes to financials statements.   11

                                                                 MCBT EMEA FUND
-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers five funds which have differing investment objectives and policies: Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Asia Pacific Ex Japan Fund (formerly "Emerging Asia Fund") and EMEA Fund, (the "Funds"). The MCBT EMEA Fund (the "Fund") commenced investment operations on June 25, 1997. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.


NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts.

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                                                                 MCBT EMEA FUND
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                           NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Although forward currency contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to additional risks if the counterparties to the contracts are unable to meet the term of their contracts. There were no open forward foreign currency contracts at October 31, 2000.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement either to receive cash in respect of all distributions or to receive cash with respect to distributions of income and to reinvest in shares of the Fund with respect to distributions of realized capital gains. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through September 30 1998, there was a purchase premium for cash investments into the Fund of 1.25% of the amount invested and a redemption fee on cash redemptions of 1.25% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and are recorded as paid-in-capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption. The purchase and redemption fees could be waived by the Manager, however, if these brokerage and transaction costs are minimal or in other circumstances at the Manager's discretion. Effective October 1, 1998, the Fund eliminated all such fees.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

                                                                 MCBT EMEA FUND
-------------------------------------------------------------------------------
                           NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


Income Taxes (Continued) - The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.


NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.50% of the Fund's average net assets.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $20,000 ($10,000 per Trustee).


NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the six months ended October 31, 2000 were $68,389,082 and $49,366,331, respectively.

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2000 were as follows:

          IDENTIFIED               GROSS UNREALIZED              NET UNREALIZED
             COST            APPRECIATION    (DEPRECIATION)       DEPRECIATION
        ---------------      ------------    --------------      ---------------
        $114,737,752        $6,041,865      ($18,836,411)        ($12,794,546)

NOTE E - PRINCIPAL SHAREHOLDERS
As of October 31, 2000, there were three shareholders who owned greater than 10% of the Fund's outstanding shares, representing 65% of the Fund.


NOTE F - CONCENTRATION OF RISK
The Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange) in emerging markets. Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

CONCENTRATION OF RISK (Continued) - The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively

                                                                 MCBT EMEA FUND
-------------------------------------------------------------------------------
                           NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

                          MARTIN CURRIE BUSINESS TRUST


                              --------------------


                              TRUSTEES AND OFFICERS

                   Timothy J.D. Hall, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Colin Winchester, VICE PRESIDENT AND TREASURER
                         J. Grant Wilson, VICE PRESIDENT
                          Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE
                              --------------------



                               INVESTMENT MANAGER

                               Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                                    Scotland
                               011-44-131-229-5252

                                Regulated by IMRO

                   Registered Investment Adviser with the SEC

                              --------------------



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   The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
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